UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

                                     Investment Company Act file number 811-21306

Franklin Mutual Recovery Fund

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ  07078-2705

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: 03/31

Date of reporting period: 12/31/14

Item 1. Schedule of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2014 (unaudited)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 53.7%
Aerospace & Defense 1.3%
[a]B/E Aerospace Inc.	United States	8,606	$499,320
[a]KLX Inc.	United States	4,303	177,499
			676,819
Auto Components 1.9%
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	17,520
[a,b,c]International Automotive Components Group North America LLC	United States	1,263,310	956,553
			974,073
Banks 2.2%
[d]CIT Group Inc.	United States	23,470	1,122,570
Chemicals 1.0%
Tronox Ltd., A	United States	20,435	487,988
Communications Equipment 0.4%
[a,c,e]Sorenson Communications Inc., Membership Interests	United States	1,508	188,500
Consumer Finance 0.3%
[a]Ally Financial Inc.	United States	7,006	165,482
Diversified Consumer Services 0.3%
Cengage Learning Holdings II LP	United States	7,048	158,580
Diversified Financial Services 1.1%
Capmark Financial Group Inc.	United States	114,464	549,427
Diversified Telecommunication Services 1.1%
Koninklijke KPN NV	Netherlands	167,450	532,471
Energy Equipment & Services 5.5%
Baker Hughes Inc.	United States	4,130	231,569
[a]DeepOcean Group Holding BV	Netherlands	91,357	2,283,925
[f]Transocean Ltd.	United States	13,932	255,374
			2,770,868
Health Care Equipment & Supplies 3.5%
[d]Covidien PLC	United States	17,220	1,761,262
Hotels, Restaurants & Leisure 1.4%
[a]Pinnacle Entertainment Inc.	United States	31,360	697,760
Insurance 4.2%
Ageas	Belgium	12,180	434,839
Direct Line Insurance Group PLC	United Kingdom	92,432	419,687
[a]RSA Insurance Group PLC	United Kingdom	111,550	756,347
UNIQA Insurance Group AG	Austria	55,868	525,727
			2,136,600
Machinery 1.2%
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	2,890	23,429
CNH Industrial NV, special voting (USD Traded)	United Kingdom	53,898	434,418
Vossloh AG	Germany	1,910	123,644
			581,491
Media 8.6%
CBS Corp., B	United States	7,480	413,943
[a]DIRECTV	United States	18,560	1,609,152
Nine Entertainment Co. Holdings Ltd.	Australia	177,936	277,494
Time Warner Cable Inc.	United States	3,505	532,971
[a]Tribune Media Co., A	United States	13,084	782,031
[a]Tribune Media Co., B	United States	9,499	567,755

Quarterly Statement of Investments | See Notes to Statement of Investments.

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2014 (unaudited) (continued)
Tribune Publishing Co.	United States	6,247	143,056
			4,326,402
Metals & Mining 0.7%
Freeport-McMoRan Inc., B	United States	15,252	356,287
Oil, Gas & Consumable Fuels 4.9%
BP PLC	United Kingdom	122,500	784,766
[a]Cairn Energy PLC	United Kingdom	216,300	601,807
Talisman Energy Inc. (CAD Traded)	Canada	4,602	36,063
Talisman Energy Inc. (USD Traded)	Canada	131,483	1,029,512
			2,452,148
Paper & Forest Products 0.5%
NewPage Holdings Inc.	United States	2,892	262,449
Personal Products 1.0%
Avon Products Inc.	United States	54,716	513,783
Pharmaceuticals 1.4%
[a]Hospira Inc.	United States	11,405	698,556
Road & Rail 0.5%
[a]FirstGroup PLC	United Kingdom	155,911	259,301
Semiconductors & Semiconductor Equipment 2.0%
Tokyo Electron Ltd., ADR	Japan	51,500	982,620
Software 3.1%
[d]Symantec Corp.	United States	60,060	1,540,839
Technology Hardware, Storage & Peripherals 0.8%
[a]Eastman Kodak Co.	United States	10,042	218,012
[a]Eastman Kodak Co., wts., 9/03/18	United States	457	2,833
[a]Eastman Kodak Co., wts., 9/03/18	United States	457	3,473
Samsung Electronics Co. Ltd.	South Korea	149	180,774
			405,092
Tobacco 2.3%
[d]Lorillard Inc.	United States	18,602	1,170,810
Wireless Telecommunication Services 2.5%
Vodafone Group PLC	United Kingdom	359,050	1,246,063

Total Common Stocks and Other Equity Interests (Cost $26,597,102)			27,018,241
Preferred Stocks 2.3%
Automobiles 1.2%
Porsche Automobil Holding SE, pfd.	Germany	6,053	491,888
Volkswagen AG, pfd.	Germany	600	134,056
			625,944
Technology Hardware, Storage & Peripherals 1.1%
Samsung Electronics Co. Ltd., pfd.	South Korea	568	539,563

Total Preferred Stocks (Cost $1,001,188)			1,165,507
		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 21.0%
Avaya Inc.,
[g]senior note, 144A, 10.50%, 3/01/21	United States	687,000	590,820
[h]Tranche B-3 Term Loan, 4.67%, 10/26/17	United States	223,562	214,992
[h]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	53,886	53,280
[h]Bluestem Brands Inc., First Lien Term Loan, 8.50%, 11/07/20	United States	1,080,000	1,047,600
[h]Caesars Entertainment Operating Co. Inc., Senior Tranche, first lien, 3/01/17,
B5B, 5.949%	United States	155,025	136,099
B6B, 6.949%	United States	741,096	654,944
B7, 9.75%	United States	177,110	157,097
[h]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	44,663	44,272

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2014 (unaudited) (continued)
[g]Dynegy Finance I Inc./Dynegy Finance II Inc., senior secured bond, first lien, 144A,
7.625%, 11/01/24	United States	175,000	178,719
[h]Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	151,690	151,564
Second Lien Term Loan, 10.75%, 9/03/20	United States	514,000	514,642
GenOn Americas Generation LLC, senior bond,
8.50%, 10/01/21	United States	100,000	86,500
9.125%, 5/01/31	United States	1,159,000	996,740
[h]iHeartCommunications Inc.,
Tranche B Term Loan, 3.819%, 1/29/16	United States	8,759	8,668
Tranche C Term Loan, 3.819%, 1/29/16	United States	1,687	1,668
Tranche D Term Loan, 6.919%, 1/30/19	United States	1,272,694	1,202,299
Tranche E Term Loan, 7.669%, 7/30/19	United States	408,909	393,063
[h]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	660,000	659,175
[g]Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	745,000	768,281
[h]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	448,000	443,520
[h]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	252,000	252,945
[h]NGPL PipeCo LLC, Term Loan B, 6.75%, 9/15/17	United States	19,126	18,505
[c,g,i]Sorenson Communications Inc., secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	649,999	610,999
[c,g,i]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%, 10/31/21	United States	493,999	496,469
[h]Toys R US-Delaware Inc.,
Filo Term Loan, 8.75%, 10/24/19	United States	89,000	87,618
[j]Term Loan B4, 9.75%, 4/24/20	United States	693,295	634,711
Walter Energy Inc.,
[h]B, Term Loan, 7.25%, 4/01/18	United States	121,250	94,348
[g]first lien, 144A, 9.50%, 10/15/19	United States	71,000	54,315
[f,g,i]second lien, 144A, PIK, 11.50%, 4/01/20	United States	57,000	18,813
Total Corporate Bonds, Notes and Senior Floating Rate Interests

(Cost $10,709,327)			10,572,666
Corporate Bonds, Notes and Senior Floating Rate Interests in
Reorganization 10.0%
[k]Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	1,752,000	1,723,530
2.125%, 4/15/14	Canada	171,000	167,174
[k]Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	600,000	668,625
10.75%, 7/15/16	Canada	25,000	28,313
[k]Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000	147,200
[h,k]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.648%, 10/10/17	United States	2,524,660	1,634,717
[g,k]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, first lien, 144A, 11.50%, 10/01/20	United States	941,000	670,462
Total Corporate Bonds, Notes and Senior Floating Rate Interests in

Reorganization (Cost $5,631,541)			5,040,021
		Shares
Companies in Liquidation 3.0%
[a]Adelphia Recovery Trust	United States	11,280,134	27,073
[a,l]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,018,915	10,189
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821	—
[a,e,l]Century Communications Corp., Contingent Distribution	United States	2,826,000	—
EME Reorganization Trust	United States	3,653,879	95,001
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197	—
[a,g]KGen Power Corp., 144A	United States	141,643	40,664
[a,m]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577	1,351,144
[a,e,l]NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
[a,e,l]Tribune Media Litigation Trust, Contingent Distribution	United States	20,112	—
[a,e,l]Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000	—
Total Companies in Liquidation (Cost $2,741,063)			1,524,071
		Principal Amount*
Municipal Bonds (Cost $187,053) 0.4%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	200,000	174,750

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2014 (unaudited) (continued)

Total Investments before Short Term Investments (Cost $46,867,274)			45,495,256
Short Term Investments 5.4%
U.S. Government and Agency Securities 5.2%
[n]FHLB, 1/02/15	United States	600,000	600,000
[n]U.S. Treasury Bills, 1/02/15	United States	2,000,000	2,000,000
Total U.S. Government and Agency Securities (Cost $2,599,982)			2,600,000
Total Investments before Money Market Funds (Cost $49,467,256)			48,095,256
		Shares
Investments from Cash Collateral Received for Loaned Securities
(Cost $123,389) 0.2%
Money Market Funds 0.2%
[o]BNY Mellon Overnight Government Fund, 0.072%	United States	123,389	123,389
Total Investments (Cost $49,590,645) 95.8%			48,218,645
Options Written (0.0)%†			(1,500)
Securities Sold Short (5.9)%			(2,979,425)
Other Assets, less Liabilities 10.1%			5,071,545
Net Assets 100.0%			$50,309,265
		Number of Contracts
Options Written (Premiums Received $11,259) (0.0)%†
Puts - Exchange-Traded
Tobacco (0.0)%†
Lorillard Inc., January Strike Price $55, Expires 1/17/15	United States	100	$(1,500)
		Shares
Securities Sold Short (5.9)%
Common Stocks (5.9)%
Diversified Telecommunication Services (1.5)%
AT&T Inc.	United States	22,272	$(748,117)
Health Care Equipment & Supplies (2.3)%
Medtronic Inc.	United States	16,462	(1,188,556)
Semiconductors & Semiconductor Equipment (2.1)%
Applied Materials Inc.	United States	41,844	(1,042,752)
Total Securities Sold Short (Proceeds $2,613,332)			$(2,979,425)

* The principal amount is stated in U.S. dollars unless otherwise indicated.
† Rounds to less than 0.1% of net assets.
a Non-income producing.
b See Note 5 regarding restricted securities.
c At December 31, 2014, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
d Security or a portion of the security has been pledged as collateral for securities sold short and written options contracts. At December 31, 2014, the aggregate value of these securities and/or cash pledged as collateral was $7,215,474, representing 14.34% of net assets.
e Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the aggregate value of these securities was $188,500, representing 0.37% of net assets.
f A portion or all of the security is on loan at December 31, 2014.
g Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At
December 31, 2014, the aggregate value of these securities was $3,429,542, representing 6.82% of net assets.
h The coupon rate shown represents the rate at period end.
i Income may be received in additional securities and/or cash.
j A portion or all of the security purchased on a delayed delivery basis.
k Defaulted security or security for which income has been deemed uncollectible.

Franklin Mutual Recovery Fund
Statement of Investments, December 31, 2014 (unaudited) (continued)
l Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
m Bankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
n The security is traded on a discount basis with no stated coupon rate.
o The rate shown is the annualized seven-day yield at period end.

At December 31, 2014, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
Euro	BANT	Buy	8,685	$10,852	1/20/15	$-	$(340)
Euro	BANT	Sell	1,276,643	1,733,317	1/20/15	188,237	-
Euro	BBU	Sell	4,353	5,460	1/20/15	191	-
Euro	DBFX	Buy	21,692	27,064	1/20/15	-	(810)
Euro	DBFX	Sell	28,243	36,192	1/20/15	2,010	-
Euro	FBCO	Buy	8,408	10,482	1/20/15	-	(306)
Euro	FBCO	Sell	57,496	73,766	1/20/15	4,180	-
Euro	HSBC	Buy	20,022	24,948	1/20/15	-	(716)
Euro	HSBC	Sell	24,289	30,945	1/20/15	1,550	-
Euro	SSBT	Buy	21,915	27,334	1/20/15	-	(811)
Euro	SSBT	Sell	167,348	222,863	1/20/15	20,327	-
South Korean Won	BANT	Buy	19,529,587	18,138	2/12/15	-	(321)
South Korean Won	BANT	Sell	238,261,884	226,220	2/12/15	9,512	(659)
South Korean Won	BONY	Sell	16,984,164	16,457	2/12/15	962	-
South Korean Won	FBCO	Sell	303,840,119	292,338	2/12/15	15,230	(87)
South Korean Won	HSBC	Buy	154,100,376	143,122	2/12/15	284	(2,820)
South Korean Won	HSBC	Sell	395,872,815	377,673	2/12/15	17,293	(777)
British Pound	BANT	Buy	507,789	811,110	2/19/15	87	(20,018)
British Pound	BANT	Sell	1,475,525	2,455,679	2/19/15	156,729	(47)
British Pound	BBU	Buy	152,872	244,775	2/19/15	-	(6,587)
British Pound	BONY	Buy	571,823	903,526	2/19/15	-	(12,575)
British Pound	BONY	Sell	134,500	218,268	2/19/15	8,705	-
British Pound	DBFX	Buy	280,760	446,573	2/19/15	-	(9,124)
British Pound	DBFX	Sell	3,682	5,768	2/19/15	31	-
British Pound	FBCO	Buy	182,948	292,862	2/19/15	1	(7,813)
British Pound	FBCO	Sell	1,378,738	2,296,783	2/19/15	148,588	-
British Pound	HSBC	Buy	288,189	460,474	2/19/15	9	(11,459)
British Pound	HSBC	Sell	75,422	122,343	2/19/15	4,828	-
British Pound	SCBT	Sell	34,262	55,843	2/19/15	2,459	-
British Pound	SSBT	Buy	445,650	718,092	2/19/15	-	(23,731)
British Pound	SSBT	Sell	1,417,863	2,358,179	2/19/15	149,025	-
Australian Dollar	HSBC	Sell	339,771	276,827	2/23/15	479	-
Euro	BANT	Sell	97,660	121,948	5/18/15	3,621	-
Euro	DBFX	Sell	103,492	129,206	5/18/15	3,813	-
Euro	FBCO	Sell	123,254	153,558	5/18/15	4,222	-
Euro	HSBC	Sell	10,224	12,705	5/18/15	317	-
Euro	SSBT	Sell	14,813	18,541	5/18/15	593	-
Norwegian Krone	BANT	Buy	180,920	25,070	5/21/15	-	(939)
Norwegian Krone	BONY	Buy	47,950	6,649	5/21/15	-	(254)

Franklin Mutual Recovery Fund

Statement of Investments, December 31, 2014 (unaudited) (continued)

Norwegian Krone	DBFX	Buy	1,509,045	200,580	5/21/15	773	(75)
Norwegian Krone	DBFX	Sell	1,737,915	254,200	5/21/15	22,395	-
Unrealized appreciation (depreciation)						766,451	(100,269)
Net unrealized appreciation (depreciation)						$666,182

[a] May be comprised of multiple contracts with the same counterparty, currency and settlement date.

ABBREVIATIONS

Counterparty

BANT - Bank of America N.A.
BBU - Barclays Bank PLC
BONY - Bank of New York Mellon
DBFX - Deutsche Bank AG
FBCO - Credit Suisse Group AG
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co., N.A.

Currency

CAD - Canadian Dollar
EUR -Euro
USD - United States Dollar

Selected Portfolio

ADR - American Depositary Receipt
FHLB - Federal Home Loan Bank
GO - General Obligation
PIK - Payment-In-Kind

Franklin Mutual Recovery Fund
Notes to Statement of Investments (unaudited)

1. ORGANIZATION

Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end, continuously offered management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles.

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

4. INCOME TAXES

At December 31, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$49,818,948

Unrealized appreciation	$4,424,756
Unrealized depreciation	(6,025,059)
Net unrealized appreciation (depreciation)	$(1,600,303)

5. RESTRICTED SECURITIES

At December 31, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

				Acquisition
		Shares	Issuer	Dates	Cost	Value
		1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	$-	$-
		1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	-	-
		185,241	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	123,016	17,520
		1,263,310	International Automotive Components Group North America LLC	3/15/06 - 3/18/13	1,026,600	956,553
			Total Restricted Securities (Value is 1.94% of Net Assets)		$1,149,616	$974,073

6	.	FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$-	$-	$974,073		$974,073
Communications Equipment	-	-	188,500		188,500
Energy Equipment & Services	486,943	-	2,283,925		2,770,868
Paper & Forest Products	-	262,449	-		262,449
All Other Equity Investments [b]	23,987,858	-	-		23,987,858
Corporate Bonds, Notes and Senior Floating Rate Interests	-	10,572,666	-		10,572,666
Corporate Bonds, Notes and Senior Floating Rate Interests in Reorganization	-	5,040,021	-		5,040,021
Companies in Liquidation	122,074	1,361,333	40,664	c	1,524,071
Municipal Bonds	-	174,750	-		174,750
Short Term Investments	2,000,000	723,389	-		2,723,389
Total Investments in Securities	$26,596,875	$18,134,608	$3,487,162		$48,218,645

Other Financial Instruments
Forw ard Exchange Contracts	$-	$766,451	$-		$766,451

Liabilities:
Other Financial Instruments
Options Written	$1,500	$-	$-		$1,500
Securities Sold Short	2,979,425	-	-		2,979,425
Forw ard Exchange Contracts	-	100,269	-		100,269
Total Other Financial Instruments	$2,980,925	$100,269	$-		$3,081,194

aIncludes common and preferred stocks as w ell as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at December 31, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. The reconciliation of assets for the nine months ended December 31, 2014, is as follows:

											Net Change in
											Unrealized Appreciation
	Balance at							Net Unrealized			(Depreciation) on
	Beginning of		Purchases	Transfers Into	Transfers Out of	Cost Basis	Net Realized Gain	Appreciation	Balance at		Assets Held at Period
	Period		(Sales)	Level 3[a]	Level 3	Adjustments	(Loss)	(Depreciation)	End of Period		End
Assets:
Investments in Securities:
Equity Investments:[b]
Auto Components	$1,143,570		$-	$-	$-	$-	$-	$(169,497)	$974,073		$(169,497)
Communications Equipment	-		-	-	-	-	-	188,500	188,500		188,500
Energy Equipment & Services	2,466,639	c	-	-	-	-	-	(182,714)	2,283,925		(182,714)
Companies in Liquidation	-	c	-	35,411	-	-	-	5,253	40,664	c	5,253
Total	$3,610,209		$-	$35,411	$-	$-	$-	$(158,458)	$3,487,162		$(158,458)

aThe investment w as transferred into Level 3 as a result of its value being determined using a significant unobservable input.
bIncludes common stocks as w ell as other equity investments.
cIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2014, are as follows:

					Impact to Fair
	Fair Value at End Valuation				Value if Input
Description	of Period Technique	Unobservable Inputs	Amount		Increases [a]
Assets:
Investments in Securities:
Equity Investments:
	Market
Auto Components	$956,553 comparables	Discount for lack of marketability	10%		Decrease[b]
		EV / EBITDA multiple	3.6	x	Increase[b]
All Other Investments [c]	2,530,609
Total	$3,487,162

aRepresents the directional change in the fair value of the Level 3 financial instruments that w ould result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input w ould have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value and net assets.
cIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments w ith values derived using prior transaction prices or third party pricing information w ithout adjustment for w hich such inputs are also unobservable.

Abbreviations List
EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

7. NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

8. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the Statement of Investments and determined that no events have occurred that require disclosure.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

      Finance and Administration

Date: February 26, 2015

By    /s/Robert G. Kubilis

      Robert G. Kubilis

      Chief Financial Officer and

      Chief Accounting Officer

Date: February 26, 2015